VARIABLE ANNUITY

FLEXIBLE PREMIUM DEFERRED COMBINATION
FIXED AND VARIABLE ANNUITY CONTRACT

OFFERED BY
USAA Life Insurance Company
9800 Fredericksburg Road, San Antonio, Texas 78288
Telephone:  (1-800-531-8000)                       Prospectus dated: May 1, 1995
--------------------------------------------------------------------------------

     This Prospectus describes a Flexible Premium Deferred Combination Fixed and Variable Annuity Contract ("Contract") that USAA Life Insurance Company ("USAA Life" or the "Company") is offering to individual members and families of members of the United Services Automobile Association ("USAA"), the parent company of the USAA Group of Companies, as well as to the general public.

     The Contract is designed to assist individuals in planning for retirement and other long-term purposes. The Contract is available in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code (the "Code"), i.e. Qualified and Nonqualified Plans. (See "Tax Matters - Qualified Plans.")

     The Contract enables Contract owners ("Contract Owners" or "Owners") to earn a fixed rate of interest declared by USAA Life from time to time by allocating their premium payments under the Contract to the Fixed Fund Account of USAA Life. Contract Owners also may seek a variable investment return by allocating their premium payments to the Separate Account of USAA Life (the "Separate Account"). The Separate Account is a segregated investment account of USAA Life, and currently is divided into seven Variable Fund Accounts (referred to herein as "Variable Annuity Fund Accounts"), each of which invests in a corresponding Fund. The Accumulated Value of the Contract in a Variable Fund Account will vary, primarily based on the investment experience of the Fund in whose shares the Variable Fund Account invests.

     The Funds that are available under this Contract include: five Funds of USAA Life Investment Trust (the "Trust"), namely the USAA Life Variable Annuity Money Market Fund ("VA Money Market Fund"), USAA Life Variable Annuity Income Fund ("VA Income Fund"), USAA Life Variable Annuity Growth and Income Fund ("VA Growth and Income Fund"), USAA Life Variable Annuity World Growth Fund ("VA World Growth Fund"), and USAA Life Variable Annuity Diversified Assets Fund ("VA Diversified Assets Fund"); the Capital Growth Portfolio of the Scudder Variable Life Investment Fund (the "Scudder VLIF Capital Growth Portfolio"); and the Growth Portfolio of The Alger American Fund (the "Alger American Growth Portfolio").

     ACCUMULATION UNITS AND ANNUITY UNITS OF THE VARIABLE ANNUITY FUND ACCOUNTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, THE USAA FEDERAL SAVINGS BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) OR ANY OTHER GOVERNMENT AGENCY, AND ARE SUBJECT TO MARKET RISKS.

     This Prospectus sets forth information about the Separate Account that a potential investor ought to know before investing. Please read it carefully and retain it for future reference. Additional information about the Separate Account is filed with the Securities and Exchange Commission ("SEC" or the "Commission"). That Statement of Additional Information (the "SAI"), dated
May 1, 1995, is incorporated by reference into this Prospectus and will be provided on request and without charge. For a copy, call 1-800-531-8000 or write the Company at the address above. A Table of Contents for the SAI appears on page 29A of this Prospectus.

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
                         ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION (OR ANY SALES LITERATURE APPROVED BY USAA
   LIFE) IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS
   HAVING BEEN AUTHORIZED. THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES AND
    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN. THIS PROSPECTUS IS VALID
   ONLY WHEN ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS OF USAA LIFE INVESTMENT TRUST, THE SCUDDER VLIF CAPITAL GROWTH PORTFOLIO AND THE ALGER
 AMERICAN GROWTH PORTFOLIO. THEY ALL SHOULD BE READ CAREFULLY BEFORE INVESTING
                    AND THEN RETAINED FOR FUTURE REFERENCE.

                                      3A

--------------------------------------------------------------------------------
TABLE OF CONTENTS:
--------------------------------------------------------------------------------
DEFINITIONS OF SPECIAL TERMS..................................................5A
SUMMARY.......................................................................7A
EXPENSE TABLE.................................................................8A
FINANCIAL INFORMATION........................................................10A
USAA LIFE....................................................................10A
THE SEPARATE ACCOUNT.........................................................10A
THE FUNDS....................................................................10A
        Management of the Funds..............................................11A
        Substitution of Funds................................................11A
        Dividends and Capital Gain Distributions.............................11A
        Voting Privileges....................................................11A
FIXED FUND ACCOUNT...........................................................11A
        Fixed Fund Account Withdrawal Charge.................................12A
CONTRACT ISSUANCE AND PREMIUM PAYMENTS.......................................12A
        Who May Purchase a Contract..........................................12A
        How to Purchase a Contract...........................................13A
        Minimum Premium Payments.............................................13A
        Allocation of Initial and Subsequent Premium Payments................13A
        Return Privilege.....................................................13A
        Minimum Contract Value...............................................14A
ACCUMULATION PHASE...........................................................14A
        Fixed Fund Account Value.............................................14A
        Variable Fund Account Value..........................................14A
        Net Investment Factor................................................14A
TRANSFERS AND WITHDRAWALS....................................................15A
        Transfers............................................................15A
        Full and Partial Withdrawals.........................................15A
CHARGES AND DEDUCTIONS.......................................................15A
        Premium Taxes........................................................15A
        Contract Maintenance Charge..........................................15A
        Administrative Expense Charge........................................16A
        Mortality and Expense Risk Charge....................................16A
        Income Taxes.........................................................16A
        Expenses of the Funds................................................16A
        Transfer Fee.........................................................16A
        Fixed Fund Account Withdrawal Charge.................................16A
SPECIAL SERVICES.............................................................16A
        Dollar Cost Averaging Program........................................16A
        Systematic Withdrawal Program........................................17A
        Automatic Payment Plan...............................................17A
DISTRIBUTION PHASE...........................................................17A
        Annuity Date.........................................................17A
        Application of Contract Value........................................17A
        Fixed and Variable Annuity Payments..................................17A
        Distribution Options.................................................18A
        Transfers of Annuity Units...........................................19A
        Minimum Contract Value...............................................19A
POSTPONEMENT OF PAYMENTS.....................................................19A
DEATH BENEFITS...............................................................20A
        Death Benefits Prior to the Annuity Date.............................20A
        Death Benefits On or After the Annuity Date..........................20A
OTHER ASPECTS OF THE CONTRACT................................................20A
        Contract Agreement...................................................20A
        Contract Owner.......................................................21A
        Change of Ownership and Assignment...................................21A
        Annuitant............................................................21A
        Beneficiary..........................................................21A
        Change of Beneficiary................................................21A
TAX MATTERS..................................................................21A
        Tax Considerations Relating to Your Annuity..........................21A
        Natural Persons......................................................21A
        Non-Natural Persons..................................................21A
        Distributions During the Accumulation Phase from Nonqualified Plans..22A
        Distributions During the Distribution Phase from Nonqualified Plans..22A
        Distributions from Qualified Plans...................................22A
        Penalty on Distributions.............................................22A
        Multiple Contracts...................................................22A
        Federal Income Tax Withholding.......................................22A
        Assignments..........................................................23A
        Tax-Free Exchanges...................................................23A
        Transfers Between Investment Options.................................23A

                                      4A

--------------------------------------------------------------------------------
TABLE OF CONTENTS, CONTINUED
--------------------------------------------------------------------------------
        Generation-Skipping Transfers........................................23A
        Diversification......................................................23A
        Contract Owner Control...............................................23A
        Qualified Plans......................................................23A
TYPES OF QUALIFIED RETIREMENT PLANS..........................................24A
        Individual Retirement Annuity ("IRA")................................24A
        Simplified Employee Pension-Individual
           Retirement Annuity ("SEP-IRA")....................................24A
        Salary Reduction Simplified Employee Pension-
           Individual Retirement Annuity ("SARSEP-IRA")......................24A
        Tax Sheltered Annuity ("TSA")........................................24A
        Texas Optional Retirement Program ("ORP")............................24A
LEGAL PROCEEDINGS............................................................25A
ANNUAL STATEMENTS AND REPORTS................................................25A
ADMINISTRATION OF THE CONTRACTS..............................................25A
        Telephone Transactions...............................................25A
OWNER INQUIRIES..............................................................25A
PERFORMANCE INFORMATION......................................................25A
        Yield and Total Return...............................................25A
        Performance Comparisons..............................................26A
        Variable Fund Account Performance....................................26A
        Effect of Tax-Deferred Accumulations.................................28A
CONTENTS OF STATEMENT OF ADDITIONAL
        INFORMATION..........................................................29A

--------------------------------------------------------------------------------
DEFINITIONS OF SPECIAL TERMS:
--------------------------------------------------------------------------------

ACCOUNT - The Fixed Fund Account or a Variable Annuity Fund Account.

ACCUMULATION PHASE - The period during the lifetime of the Contract Owner between the Effective Date of the Contract and the Annuity Date.

ACCUMULATION UNIT - An accounting unit of measure used to calculate values in each Variable Annuity Fund Account under the Contract before the Company starts making income payments from the Variable Annuity Fund Accounts.

ANNUITANT - The person named on the Contract Information Page of the Contract who is to receive income payments, and on whose life annuity payments may be based.

ANNUITY - A contract designed to provide an Annuitant with income payments.

ANNUITY DATE - The date when the Company is to begin making income payments to the Annuitant. The Annuity Date may not be later than the Annuitant's 95th birthday.

ANNUITY UNIT - An accounting unit of measure used to calculate the amount of Variable Annuity Payments.

AUTHORIZED SALES REPRESENTATIVE - A salaried employee of the Company who is licensed by state insurance department officials to sell the Contracts and who is also a registered representative or principal of USAA Investment Management Company.

BENEFICIARY - The person(s) designated by the Contract Owner to receive a death benefit or any remaining income payments upon the Owner's or the Annuitant's death.

CODE - Internal Revenue Code of 1986, as amended.

COMPANY, WE, OUR, OR US - USAA Life Insurance Company.

CONTRACT INFORMATION PAGE - The Contract Information Page of the Contract, which identifies certain information and specifies certain terms of the Contract.

CONTRACT VALUE - The monetary value of a Contract. It equals the sum of the Fixed Fund Account Value and the Variable Annuity Fund Account Values under the Contract.

CONTRACT YEAR - A period of 12 calendar months starting with the Effective Date of the Contract, and each 12-month period thereafter. For example, if your Contract was issued on July 1, your first Contract Year would end on the following June 30. Each subsequent Contract Year would start on July 1 and end on June 30.

DATE OF RECEIPT - The date a premium payment, a Written Request, or other document is actually received at our Service Office subject to two exceptions:
(1) if received on a date other than a Valuation Date, the Date of Receipt will be the following Valuation Date; and (2) if received on a Valuation Date after close of trading of the New York Stock Exchange, the Date of Receipt will be the following Valuation Date.

DISTRIBUTION OPTION - One of several ways in which the Contract Value can be paid to the Annuitant.

DISTRIBUTION PHASE - The period starting on the Annuity Date during which the Company makes annuity payments to the Annuitant.

EFFECTIVE DATE - The date that we approve the application and issue the Contract. The Effective Date is shown on the Contract Information Page.

FIXED ANNUITY - A Distribution Option under which payments do not vary as to dollar amount.

                                      5A

--------------------------------------------------------------------------------
DEFINITIONS OF SPECIAL TERMS, CONTINUED
--------------------------------------------------------------------------------

FIXED ANNUITY PAYMENTS - Annuity payments that are guaranteed by the Company and are fixed in amount.

FIXED FUND ACCOUNT - The name of the investment alternative under this Contract in which premium payments may be invested through the General Account at interest rates declared from time to time by USAA Life. The minimum effective annual interest rate is 3% (or a higher rate, if required by state law).

FIXED FUND ACCOUNT VALUE - The amount of your Contract Value which is in the Fixed Fund Account.

FREE LOOK PERIOD - The 10 day period following the date you first receive the Contract, or such longer period as may be required by state law.

FUND - An individual series or portfolio of a Mutual Fund that is available for investment under the Contract.

GENERAL ACCOUNT - The assets of the Company other than those in the Separate Account or any other legally-segregated separate account established by USAA Life.

MUTUAL FUND - A diversified open-end management investment company under federal securities law. Currently, the Mutual Funds available under the Contract include USAA Life Investment Trust, Scudder Variable Life Investment Fund ("Scudder Fund") and The Alger American Fund ("Alger Fund"). In some cases, only certain Funds of the latter two Mutual Funds are available.

NET ASSET VALUE - The current value of each Fund's total assets, less all liabilities, divided by the total number of the Fund's shares outstanding.

NONQUALIFIED PLAN - A retirement plan that is not eligible for favorable tax treatment under the Code.

OWNER - The person to whom we owe the rights and privileges of the Contract.

PROOF OF DEATH - A certificate of death, a certified copy of a statement of death from the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

QUALIFIED PLAN - A retirement plan that is eligible for favorable tax treatment under the Code. Contract Owners may contribute pre-tax dollars to a Qualified Plan, thereby deferring the federal income tax on the money paid into the Plan as well as on the interest or other income earned.

SEPARATE ACCOUNT - A segregated asset account established under Texas law through which USAA Life invests the premium payments received from Contract Owners. The Separate Account currently is divided into seven Variable Annuity Fund Accounts, through which the Company invests in the seven available Funds.

SERVICE OFFICE - The department of USAA Life responsible for administration and servicing of the Contracts. The address and toll-free telephone number of the Service Office are shown on the Contract Information Page in the Contract. The same information is located in this Prospectus under the heading "Owner Inquiries."

TELEPHONE REQUEST - A telephone request received by our Service Office that is in proper form. Requests submitted to our Service Office by facsimile, telegraph or other electronic transmission device will be treated as Telephone Requests.

VALUATION DATE - Any business day, Monday through Friday, on which the New York Stock Exchange is open for regular trading, except: (1) any day on which the value of the shares of a Fund is not computed; and (2) any day during which no order for the purchase, redemption, surrender or transfer of Accumulation Units or Annuity Units is received.

VALUATION PERIOD - The period of time from the end of one Valuation Date to the end of the next Valuation Date.

VARIABLE ANNUITY - A Distribution Option under which payments vary in amount depending on the investment experience of the Funds that correspond to the Variable Annuity Fund Accounts under this Contract.

VARIABLE ANNUITY PAYMENTS - Annuity payments that vary in amount depending on the investment experience of one or more of the Variable Annuity Fund Accounts of the Separate Account.

VARIABLE ANNUITY FUND ACCOUNT - Any of the several investment alternatives under this Contract that correspond to a particular Fund. Premium payments allocated to a Variable Annuity Fund Account are invested by the Company through its Separate Account in the corresponding Fund. Please note that the Contract refers to "Variable Annuity Fund Account" as "Variable Fund Account."

VARIABLE ANNUITY FUND ACCOUNT VALUE - The amount of your Contract Value that is in a Variable Annuity Fund Account.

WRITTEN REQUEST - A written request in proper form signed by the person making the request and received by our Service Office in good order.

YOU, YOUR, YOURS - The Contract Owner.

                                      6A

Summary
--------------------------------------------------------------------------------

     Set out below, in question and answer format, is a summary of the Contract. Please read the remainder of this Prospectus for a more detailed description. Variations due to requirements of particular states, if any, are described in supplements which are attached to this Prospectus, or in endorsements to the Contract, as appropriate.

WHAT TYPE OF CONTRACT AM I BUYING?

     You are buying a Contract that provides you with the ability to make flexible premium payments that accumulate on a fixed or variable basis, and that you can use to purchase either a Fixed and/or Variable Annuity. This Prospectus is intended to provide disclosure primarily about the variable portion of the Contract. (See "The Contracts," below.)

HOW MUCH MUST I PAY, AND HOW OFTEN?

     Subject to the minimum initial and subsequent premium requirements of $1,000 and $100, respectively, the amount and frequency of premium payments is completely flexible. Lower minimums apply in the case of Qualified Plans. (See "Contract Issuance and Premium Payments," below.) If your Contract Value falls below $1,000 and we have received no premium payments for two years, we may cancel your Contract and return to you its remaining value (less any applicable charges).

WHAT IS THE SEPARATE ACCOUNT?

     The Separate Account is a segregated asset account of USAA Life established under Texas insurance law and registered with the SEC as a unit investment trust. The Separate Account is divided into seven Variable Annuity Fund Accounts, each of which invests in a corresponding Fund of one of the available Mutual Funds. (See "The Separate Account," below.)

WHAT ARE MY INVESTMENT CHOICES?

     You may invest your premiums in the Fixed Fund Account and/or up to seven Variable Annuity Fund Accounts, each of which invests in a corresponding Fund of a Mutual Fund. The seven Funds that are available through the Variable Annuity Fund Accounts include the following:

     USAA Life Investment Trust
     --------------------------
        USAA Life Variable Annuity Money Market Fund
        USAA Life Variable Annuity Income Fund
        USAA Life Variable Annuity Growth and Income Fund
        USAA Life Variable Annuity World Growth Fund
        USAA Life Variable Annuity Diversified Assets Fund
     Scudder Variable Life Investment Fund
     -------------------------------------
        Scudder Capital Growth Portfolio
     The Alger American Fund
     -----------------------
        Alger American Growth Portfolio

For more information, see "The Funds" below.

WHO MANAGES MY INVESTMENT?

     The investment advisers for the Trust, the Scudder VLIF Capital Growth Portfolio, and the Alger American Growth Portfolio, are USAA Investment Management Company ("USAA IMCO"), Scudder, Stevens & Clark, Inc. ("Scudder"), and Fred Alger Management, Inc. ("Alger Management"), respectively (collectively, the "Advisers"). Each Adviser is registered as an investment adviser with the SEC. (See "The Funds - Management of the Funds," below.)

HOW DOES THE CONTRACT WORK?

     Once your payment is received and your application is approved by the Company, we will issue you a Contract. During the Accumulation Phase, you may earn either a fixed rate of interest that we declare periodically (but not less than 3%) by allocating your premium payments to the Fixed Fund Account, or you may seek a variable investment return by allocating your premium payments to one or more of the Variable Annuity Fund Accounts. (See "Contract Issuance and Premium Payments," "Accumulation Phase," and "Distribution Phase," below.) During the Distribution Phase, you may elect to receive Fixed and/or Variable Annuity Payments, commencing on the Annuity Date. Fixed Annuity Payments are periodic payments from USAA Life, the amount of which is fixed and guaranteed by USAA Life. The amount of these payments will depend on the Distribution Option you select, the age, and, generally, the sex of the Annuitant, and the amount of Contract Value you elect to apply to the Fixed Annuity Distribution Option. Variable Annuity Payments are periodic payments from USAA Life, which vary depending on the net investment return of the Variable Annuity Fund Accounts you select in connection with the Variable Annuity Distribution Option. The net investment return of the Variable Annuity Fund Accounts will, in turn, depend primarily on the investment experience of the corresponding Funds. (See "Distribution Phase-Distribution Options," below.)

WHAT CHARGES ARE ASSOCIATED WITH THE CONTRACT?

     Beginning one year from the Effective Date of your Contract, we will deduct a Contract Maintenance Charge of $30 per year from your Contract Value for general administrative expenses. Should you decide to fully or partially withdraw or transfer amounts from the Fixed Fund Account that have not been on deposit there for at least seven years, you may incur a charge of anywhere from 1% to 7%, depending upon how many years those payments have been invested in the Fixed Fund Account. In addition, USAA Life assesses a charge at an annual rate of 1.05% against the assets of the Separate Account for the mortality and expense risks we assume under the Contract. We also assess an Administrative Charge at an annual rate of 0.10%

                                      7A
against the assets of the Separate Account. (See "Charges and Deductions," below.)

     Each Fund pays a fee to its Adviser, based upon its monthly average Net Asset Value. (See "The Funds - Management of the Funds," below.) In addition, there are other expenses associated with the daily operation of the Funds. These are more fully described in the Prospectus for each Fund.

     If your state assesses a premium tax with respect to your Contract, USAA Life will deduct those amounts from the Contract Value at the time premium payments are made to the Contract unless required otherwise by state law. (See "Charges and Deductions," below.)

WHAT HAPPENS IF I DIE BEFORE THE ANNUITY DATE?

     If you are the Annuitant, then the Beneficiary whom you designate will receive either the sum of all premium payments (minus any prior partial withdrawal) or the present Contract Value, whichever is greater, less any applicable premium tax charge. Your Beneficiary will have certain options for how the money is to be paid out. If you are an Owner who is not also an Annuitant, certain special rules apply. (See "Death Benefits - Death Benefit Prior to Annuity Date," below.)

MAY I TRANSFER CONTRACT VALUE AMONG VARIABLE ANNUITY FUND ACCOUNTS?

     Yes. However, there are limits on how often you may do so. (See "Transfers and Withdrawals" and "Distribution Phase - Transfers of Annuity Units," below.)

MAY I TRANSFER CONTRACT VALUE FROM THE FIXED FUND ACCOUNT TO THE VARIABLE ANNUITY FUND ACCOUNTS, AND VICE-VERSA?

     Yes, subject once again to specific restrictions in the Contract and the Prospectus. You may incur a charge for transfers from the Fixed Fund Account. (See "Transfers and Withdrawals," and "Charges and Deductions - Fixed Fund Account Withdrawal Charge," below.)

MAY I FULLY WITHDRAW FROM THE CONTRACT OR MAKE A PARTIAL WITHDRAWAL?

     Yes, subject to any Contract requirements and to any restrictions imposed under certain retirement plans. (For example, Owners under a public school system or tax-exempt institution plan qualifying under Section 403(b) of the Code are subject to special restrictions upon withdrawal.) If you make a full or partial withdrawal from the Contract, certain charges may be assessed. (See "Charges and Deductions," below.) In addition, the Internal Revenue Service ("IRS") may assess a 10% premature withdrawal penalty tax if you are under 59 1/2 years of age. (See "Transfers and Withdrawals" and "Tax Matters," below.)

ARE LOANS AVAILABLE UNDER THE CONTRACT?

     No, except in connection with tax-sheltered annuity Contracts. For more information on the terms, conditions, and limitations on loans, see "TSA Loans" in the SAI.

DO I GET A "FREE LOOK" AT THIS CONTRACT?

     Yes. If you return your Contract to the Company within the Free Look Period, it will be cancelled. (See "Return Privilege," below.)

Expense Table
--------------------------------------------------------------------------------

     The purpose of the Expense Table and the Example is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly or indirectly when investing in the Contract. The expenses of the Separate Account as well as those of the Funds are reflected in the table and the Example, but premium taxes that are applicable in some states are not reflected. For a more complete description of the expenses of the Separate Account, see "Charges and Deductions," below. For more complete information regarding expenses paid out of the assets of the Fund, see the Prospectuses for the Funds.

                                      8A

--------------------------------------------------------------------------------
                      Contract Owner Transaction Expenses
--------------------------------------------------------------------------------
Sales Load Imposed on Premium Payments......................................None
Deferred Sales Load.........................................................None
Surrender Fee for Variable Annuity Fund Account........................None/(1)/
Transfer Fee...........................................................None/(1)/
Contract Maintenance Charge /(2)/.........................................$30.00

--------------------------------------------------------------------------------
                       Separate Account Annual Expenses
              (as a percentage of average daily net asset value)
--------------------------------------------------------------------------------
Mortality and Expense Risk Charge/(3)/...................................  1.05%
Administration Charge/(3)/...............................................   .10%
Total Separate Account Annual Expenses/(3)/..............................  1.15%
--------------------------------------------------------------------------------

Annual Expenses of The Funds (as a percentage of average net assets)/(4)/

NAME OF FUND                                                        MANAGEMENT       OTHER EXPENSES AFTER      TOTAL FUND ANNUAL
                                                                       FEES       EXPENSE REIMBURSEMENT/(5)/    EXPENSES/(5)/
--------------------------------------------------------------------------------------------------------------------------------
USAA Life Variable Annuity Money Market Fund                           .20%                   .15%                   .35%
--------------------------------------------------------------------------------------------------------------------------------
USAA Life Variable Annuity Income Fund                                 .20                    .15                    .35
--------------------------------------------------------------------------------------------------------------------------------
USAA Life Variable Annuity Growth and Income Fund                      .20                    .15                    .35
--------------------------------------------------------------------------------------------------------------------------------
USAA Life Variable Annuity World Growth Fund                           .20                    .45                    .65
--------------------------------------------------------------------------------------------------------------------------------
USAA Life Variable Annuity Diversified Assets Fund                     .20                    .15                    .35
--------------------------------------------------------------------------------------------------------------------------------
Scudder VLIF Capital Growth Portfolio                                  .475                   .105                   .58
--------------------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                                        .75                    .11                    .86

/(1)/ A charge of up to 7% of amounts allocated to the Fixed Fund Account will be deducted upon certain transfers or withdrawals from that Account. (See "Charges and Deductions - Fixed Fund Account Withdrawal Charge," below.)

/(2)/ Annual deduction of $30 applies only during the Accumulation Phase and will be waived to the extent it would cause the amount of interest earned on the Fixed Fund Account from the last Contract anniversary to be less than a 3% annual effective rate, or a higher rate if required by state law. (See "Charges and Deductions - Contract Maintenance Charge," below.)

/(3)/ Applies to all seven Variable Annuity Fund Accounts but not to the Fixed
      Fund Account.

/(4)/ The Fund expenses shown above are assessed at the underlying Fund level and are not direct charges against the Separate Account assets or reductions from Contract Values and are not relevant to the Fixed Fund Account. These Fund expenses are taken into consideration in computing each Fund's Net Asset Value, which is the share price used to calculate the Variable Annuity Fund Account Values.

/(5)/ Other expenses for the Trust's Funds are based on estimated amounts for the current fiscal year. USAA Life, out of its General Account, has agreed to assume Trust Fund expenses to the extent that such expenses exceed, on an annual basis, .65% of the monthly average net assets of the VA World Growth Fund, and .35% of the monthly average net assets of each other fund. In the absence of expense reimbursement arrangements, the estimated expenses of the Trust's Funds for the current fiscal year would be 2.53%, .59%, .58%, .80%, and .60% for the VA Money Market, VA Income, VA Growth and Income, VA World Growth, and VA Diversified Assets Funds, respectively.

--------------------------------------------------------------------------------
EXAMPLE:

     The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming a $1,000 investment and 5% annual return, assuming you invest solely in one of the Variable Annuity Fund Account options. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown below and would differ for amounts allocated to the Fixed Fund Account. The expense amounts presented are derived from a formula which expresses the $30 Contract Maintenance Charge as a percentage of an estimated $29,883 average Contract account size.


     If you surrender your Contract or annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     Name of Fund                                 1 yr.             3 yrs.
     USAA Life Variable Annuity Money
     Market Fund                                  $ 16              $ 52
     USAA Life Variable Annuity Income Fund         16                52
     USAA Life Variable Annuity Growth
     and Income Fund                                16                52
     USAA Life Variable Annuity
     World Growth Fund                              19                61
     USAA Life Variable Annuity Diversified
     Assets Fund                                    16                52
     Scudder VLIF Capital Growth Portfolio          19                59
     Alger American Growth Portfolio                22                68

                                      9A

Financial Information
--------------------------------------------------------------------------------

     The financial statements for the Company are located in the SAI. See the cover page of this Prospectus for information on how to obtain a copy of the SAI. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its contractual obligations under the Contracts; they do not bear on the investment performance of the Separate Account. Neither this Prospectus nor the SAI contains any financial statements for the Separate Account, because the Separate Account had not completed its first fiscal year of operations as of the date of this Prospectus and the Statement of Additional Information.

USAA Life
--------------------------------------------------------------------------------

     USAA Life is a stock insurance company incorporated in the State of Texas in 1963. The Company is principally engaged in writing life insurance policies, annuity contracts and health insurance policies. The Company is authorized to transact insurance business in all 50 states of the United States and the District of Columbia. The Company on a consolidated statutory basis had total assets of $5,281,936,674 on December 31, 1994. The Company is a wholly-owned stock subsidiary of USAA, the parent company of the USAA Group of Companies. USAA is a diversified financial services concern providing members and their families with a wide array of products and services to maintain and enhance their financial lifestyle. The Home Office of USAA Life is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     As of the date of this Prospectus, USAA and USAA Life both held the highest ratings from A.M. Best Company (A++ Superior) and Standard & Poor's Corporation (AAA Superior). USAA and USAA Life also held the highest and second highest ratings (Aaa Exceptional and AA1 Excellent), respectively, from Moody's Investors Service, as of that date. The ratings published by these independent financial rating agencies serve as measurements of an insurer's financial condition. The ratings are based on a qualitative as well as quantitative evaluation of many factors, including an insurer's profitability, asset quality, adequacy of reserves, capitalization and management practices. These ratings are not a rating of investment performance that purchasers of insurance products have experienced or are likely to experience in the future.

The Separate Account
--------------------------------------------------------------------------------

     The Separate Account was established under Texas law pursuant to a resolution of the Board of Directors on February 8, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account not in excess of the reserves, and other Contract liabilities with respect to the Separate Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts are general corporate obligations. The Separate Account is divided into seven Variable Annuity Fund Accounts, each of which invests in a corresponding Fund or Portfolio, described below.

The Funds
--------------------------------------------------------------------------------

THE VARIABLE ANNUITY FUND ACCOUNTS

     Each of the seven Variable Annuity Fund Accounts of the Separate Account invests solely in a corresponding Fund. Five of the Variable Annuity Fund Accounts invest in Funds of the Trust, while the other two Variable Annuity Fund Accounts invest in Funds of the Scudder Fund and the Alger Fund, respectively. The Trust, the Scudder Fund and the Alger Fund are all Mutual Funds registered under the 1940 Act. A brief description of the Funds is set out below. More comprehensive information, including a discussion of potential risks, is found in each Fund Prospectus.

Please read each Fund Prospectus carefully.

INVESTMENT OBJECTIVES OF THE FUNDS

USAA LIFE VARIABLE ANNUITY MONEY MARKET FUND - The Fund's investment objective is to seek the highest level of income consistent with preservation of capital and maintenance of liquidity.

USAA LIFE VARIABLE ANNUITY INCOME FUND - The Fund's investment objective is to seek maximum current income without undue risk to principal.

USAA LIFE VARIABLE ANNUITY GROWTH AND INCOME FUND - The Fund's investment objective is to seek capital growth and current income.

USAA LIFE VARIABLE ANNUITY WORLD GROWTH FUND - The Fund's investment objective is to seek long-term capital appreciation.

USAA LIFE VARIABLE ANNUITY DIVERSIFIED ASSETS FUND - The Fund's investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.

SCUDDER VLIF CAPITAL GROWTH PORTFOLIO - The Fund's investment objective is to seek to maximize long-term capital growth.

ALGER AMERICAN GROWTH PORTFOLIO - The Fund's investment objective is to seek long-term capital appreciation.

                                      10A

MANAGEMENT OF THE FUNDS

     USAA Investment Management Company serves as the Trust's Adviser. The Adviser's mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288. The Adviser is a wholly-owned indirect subsidiary of USAA. Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, serves as the Adviser to the Scudder VLIF Capital Growth Portfolio. Fred Alger Management, Inc., 75 Maiden Lane, New York, New York 10038, serves as the investment manager of the Alger American Growth Portfolio. Neither Scudder, Stevens & Clark, Inc., nor Fred Alger Management, Inc., is affiliated with USAA.

SUBSTITUTION OF FUNDS

     If the shares of any Fund should no longer be available for investment by the Separate Account, or if in the judgment of the Company further investment in such shares would be undesirable in view of the purposes of the Contracts, the Company may eliminate such Fund and substitute shares of another eligible investment Fund. In most cases, a substitution of shares of any Fund would require prior approval of the SEC and be subject to such requirements as it may impose. In addition, the Company may add new Variable Annuity Fund Accounts to permit investment in additional mutual funds.

     Shares of the Trust, the Scudder Fund and the Alger Fund are or may be issued in connection with variable annuity contracts issued through the Separate Account of the Company, as well as variable annuity contracts and variable life insurance policies issued through separate accounts of unaffiliated life insurance companies. We do not see any conflict between Contract Owners and owners of variable annuity contracts or variable life insurance policies issued by insurance companies not affiliated with USAA Life. Nevertheless, the Boards of Trustees of the Trust, the Scudder Fund and the Alger Fund will monitor to identify any material irreconcilable conflicts that may develop and determine what, if any, action should be taken in response. If it becomes necessary for any separate account to replace shares of any Fund with another investment, the Fund may have to liquidate securities on a disadvantageous basis.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Any dividends or capital gain distributions paid on Fund shares are automatically reinvested in shares of the Fund from which they are received at the Fund's net asset value on the date payable. Such dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding Fund, other than the Variable Annuity Money Market Fund, and increasing, by an equivalent value, the number of shares outstanding of the Fund. However, the value of your interest in the corresponding Variable Annuity Fund Account will not change as a result of any such dividends and distributions.

VOTING PRIVILEGES

     Based upon its present view of applicable law, the Company will vote the shares of the Trust, the Scudder VLIF Capital Growth Portfolio and the Alger American Growth Portfolio held in the Variable Annuity Fund Accounts at annual or special meetings, if any, of the shareholders of such Funds in accordance with instructions received from persons having the voting interest in the corresponding Variable Annuity Fund Accounts. The person having the voting interest in a Variable Annuity Fund Account will be the Contract Owner. The persons entitled to give voting instructions and the number of shares which a person has a right to vote will be determined based on Variable Annuity Fund Account Values as of the record date of the meeting.

     The Company will vote shares attributable to Contracts for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trust, the Scudder Fund and the Alger Fund do not hold regular shareholder meetings.

Fixed Fund Account
--------------------------------------------------------------------------------

     AMOUNTS ALLOCATED TO THE FIXED FUND ACCOUNT OF THIS CONTRACT, AND AMOUNTS SUPPORTING FIXED ANNUITY PAYMENTS, BECOME PART OF THE COMPANY'S GENERAL ACCOUNT. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, NOR IS THE GENERAL ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS THAT RELATE TO THE FIXED FUND ACCOUNT OR FIXED ANNUITY PAYMENTS. DISCLOSURES REGARDING THESE MATTERS, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY-APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS IN PROSPECTUSES.

     Our obligations with respect to the Fixed Fund Account are legal obligations of USAA Life and are supported by the assets of the General Account, which also support obligations incurred by us under other insurance contracts. Investments purchased with amounts allocated to the Fixed Fund Account are the property of USAA Life, and Contract Owners have no legal rights in such investments.

     Premium payments that you allocate, as well as amounts that you transfer, to the Fixed Fund Account during any month ("New Money") will earn interest at the New Money Interest Rate, which is the rate of interest that USAA Life declares at the beginning of each month for all New Money received that month. The New Money Interest Rate is credited through the end of the current calendar year in which the New Money is allocated to the Fixed Fund Account.

     The Contract Value in your Fixed Fund Account that is not attributable to New Money will earn interest at the Portfolio

                                      11A

Interest Rate, which is the rate of interest that USAA Life declares at the beginning of each calendar year for that year. USAA Life also may declare, before the beginning of each month, additional interest on all amounts in the Fixed Fund Account other than New Money.

     Both the New Money Interest Rate and the Portfolio Interest Rate are guaranteed ("Guaranteed Interest Rates".) The Guaranteed Interest Rates under the Contract will never fall below a minimum effective annual rate of 3% (or higher rate, if required by state law).

     The New Money Interest Rate may be higher or lower than the Portfolio Interest Rate. As a result, there may be occasions when an Owner could earn a higher rate of interest by transferring amounts that are no longer subject to a withdrawal charge out of the Fixed Fund Account to a Variable Annuity Fund Account, and then transferring the amount back into the Fixed Fund Account. By so doing, the amount transferred would be considered New Money and would earn interest at the New Money Interest Rate, which could be higher than the Portfolio Interest Rate previously applicable, for the remainder of the year in which the transfer occurred. You should be aware, however, that because any amounts transferred in the foregoing manner would be considered New Money, they would again become subject to the Fixed Fund Account Withdrawal Charge. (See "The Fixed Fund Account - Fixed Fund Account Withdrawal Charge," below.)

FIXED FUND ACCOUNT WITHDRAWAL CHARGE

     We will deduct a charge from certain premium payments or other payments withdrawn or transferred from the Fixed Fund Account. In declaring interest rates for the Fixed Fund Account, USAA Life takes numerous factors into account, including the length of time that it expects Owners to leave funds in the Fixed Fund Account. Generally speaking, a high degree of such Owner "persistence" in the Fixed Fund Account tends to enable us to declare higher rates of interest than we otherwise could. The Fixed Fund Account Withdrawal Charge is intended to promote such persistence and to compensate us for costs we may incur if persistence is less than we estimate.

     The Fixed Fund Account Withdrawal Charge is calculated as a percentage of the net amount of any premium payment or transfer into the Fixed Fund Account (collectively, "Payments") that is subsequently withdrawn or transferred. The applicable percentage will depend on how many years have elapsed since the Payment being withdrawn or transferred was originally credited to the Fixed Fund Account, according to the following schedule:

    Number of Years Between With-            Charge as a Percent of Payments
    drawal or Transfer and Date of          Withdrawn or Transferred in Excess
         Payment into the                    of a 15% Free Withdrawal Amount
        Fixed Fund Account
          ----------------------------------------------------------
            LESS THAN 1                                      7%
          ----------------------------------------------------------
                1                                            6
          ----------------------------------------------------------
                2                                            5
          ----------------------------------------------------------
                3                                            4
          ----------------------------------------------------------
                4                                            3
          ----------------------------------------------------------
                5                                            2
          ----------------------------------------------------------
                6                                            1
          ----------------------------------------------------------
              7 OR MORE                                      0
          ----------------------------------------------------------

     For purposes of determining the applicable charge, a year is considered to be a period of 365 days unless a leap year is involved. In addition, Payments will be considered to be withdrawn or transferred on a first in-first out ("FIFO") basis, that is, the earliest Payments will be considered withdrawn first and before any earnings are deemed to be withdrawn. The Withdrawal Charge is calculated separately for Payments that have been made into the Fixed Fund Account.

     The following transactions are not considered to be withdrawals for purposes of assessing the Fixed Fund Account Withdrawal Charge: death of the Annuitant or Owner prior to the Annuity Date, payment of a lump sum in lieu of a Distribution Option and termination due to insufficient Contract Value. In addition, the commencement of a Distribution Option currently is not subject to the Fixed Fund Account Withdrawal Charge.

THE FIXED FUND ACCOUNT WITHDRAWAL CHARGE WILL NOT APPLY:

 . To any Payment received by the Company at least seven years prior to the requested date of withdrawal or transfer and that has not been previously withdrawn or transferred;

 . To the amount of any interest earned on the amount of your Payments into the Fixed Fund Account;

 . To withdrawals or transfers during any Contract Year of up to 15% of the value of the Payments that have been made to the Fixed Fund Account during the seven years preceding the requested date of a withdrawal or transfer ("15% Free Withdrawal Amount"). Unused portions of this 15% Free Withdrawal Amount are not carried forward to further Contract Years.

Contract Issuance and Premium Payments
--------------------------------------------------------------------------------

WHO MAY PURCHASE A CONTRACT

     Any individual of legal age in the states where the Contracts may be lawfully sold, who is eligible to participate in any of the Qualified or Nonqualified Plans for which the Con-

                                      12A
tracts are designed, may apply to purchase a Contract. The Contract is not available to persons who have attained the age of 85.

HOW TO PURCHASE A CONTRACT

     To purchase a Contract, you must complete an application ("Application") and submit it, along with your initial premium payment, to our Service Office. If we accept the Application, we will prepare and issue a Contract to you. The Effective Date of the Contract will appear on the Contract Information Page.

     If a premium payment accompanies your Application and the Application is complete, we will either accept the Application and credit your premium payment, or reject the Application and return the premium payment, within two Valuation Dates after the Date of Receipt of the Application at our Service Office.

     If your Application is not complete, or is incorrectly completed, we will request that you provide additional documents or information within five Valuation Dates after the Date of Receipt of the Application at our Service Office. If we do not receive a correctly-completed Application within this five day period, we will immediately return your premium payment to you, unless you specifically consent to our retaining the premium payment until the Application is made complete, in which case we will credit your initial premium payment within two Valuation Dates after we receive the last information required to process the Application.

MINIMUM PREMIUM PAYMENTS

     The current minimum initial and subsequent premium payments under the Contracts are set out below.

                                            Minimum               Minimum
                                         Initial Premium     Subsequent Premium
Type of Plan
--------------------------------------------------------------------------------
Nonqualified Annuity                        $ 1,000               $  100*
--------------------------------------------------------------------------------
IRA and SEP-IRA                             $   100               $   50*
--------------------------------------------------------------------------------
SAR-SEP IRA                                 $    25               $   25
--------------------------------------------------------------------------------
TSA or ORP                                  $    50               $   50

*Employees of any of the USAA Group of Companies who purchase the Contract may make minimum subsequent premium payments by payroll deduction in an amount not less than $25 for Nonqualified Annuities, IRA's and SEP-IRA's.

ALLOCATION OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS

     You may allocate your premium payments among the Fixed and Variable Annuity Fund Accounts under this Contract in amounts no smaller than one tenth of a percent, provided that the total amount equals an aggregate of 100 percent.

INITIAL PREMIUM PAYMENTS

     If you allocate any part of the initial premium payment to the Fixed Fund Account, we will allocate it to that Account on the Effective Date. If you allocate any part of the initial premium payment to any of the Variable Annuity Fund Accounts, we will allocate it to the USAA Life Money Market Variable Annuity Fund Account on the Effective Date. That premium will remain in the USAA Life Money Market Variable Annuity Fund Account for the Free Look Period plus five calendar days. On the Valuation Date immediately following the end of that period, the initial premium payment, together with any subsequent premium payments that have been made, plus the earnings thereon will be allocated among the Variable Annuity Fund Accounts as directed on the Application.

SUBSEQUENT PREMIUM PAYMENTS

     So long as your Contract Value does not fall below $1,000 (other than for Contracts issued in connection with Qualified Plans), you need make no further premium payments. You may, however, make subsequent premium payments at any time before the Annuity Date. We will allocate subsequent premium payments among the various Fixed and Variable Annuity Fund Accounts in the same manner as the allocation of the initial premium payment. We will credit all subsequent premium payments on the Date of Receipt, using, in the case of Variable Annuity Fund Accounts, the Accumulation Unit Value next computed on the Date of Receipt. You may change the allocation of subsequent premium payments at any time by sending a Written or Telephone Request to our Service Office. A request to change subsequent premium payment allocations will be effective with the first premium payment received on or after the Date of Receipt of the request.

DISTRIBUTOR

     USAA IMCO, an affiliate of USAA Life, serves as the principal underwriter ("Distributor") of the Contracts pursuant to a Distribution and Administration Agreement, dated December 16, 1994 ("Agreement"). Under the Agreement, USAA IMCO will offer the Contracts for sale and distribution through its registered representatives, who are also qualified life insurance agents employed by USAA Life. USAA IMCO also will provide certain administrative services to USAA Life.

RETURN PRIVILEGE

     You may return your Contract to the Company within the Free Look Period. If you return your Contract within the Free Look Period, we will refund any premium payment allocated to the Fixed Fund Account, plus the greater of (1) premium payments allocated to the Variable Annuity Fund Accounts or (2) the Variable Annuity Fund Account Value as of the Date of Receipt of the cancellation request plus any

                                      13A
mortality and expense risk charge, administrative expense charge and any premium taxes that have been deducted. The Contract will be deemed void as if no Contract had been issued.

MINIMUM CONTRACT VALUE

     If during the Accumulation Phase your Contract Value is less than $1,000 and we have received no premium payments for a period of two years, we may at our option cancel your Contract. This minimum does not apply in the case of Contracts issued in connection with Qualified Plans. We will give the Contract Owner 30 days written notice of, and an opportunity to satisfy, this requirement before we cancel the Contract. In the event of a cancellation, we will pay the Owner the Contract Value in a lump sum and be released of any further obligations under the Contract.

Accumulation Phase
--------------------------------------------------------------------------------

     The Accumulation Phase of a Contract is the period prior to the Annuity Date during which you may invest your premium payments in the Fixed and/or Variable Annuity Fund Accounts under the Contract. All premium payments credited to the Fixed Fund Account or Variable Annuity Fund Accounts are net of any applicable premium tax. Your premium payments will help build Contract Value.

     Your Contract Value during the Accumulation Phase will equal the sum of your Variable Annuity Fund Account Value and your Fixed Fund Account Value, as discussed below.

FIXED FUND ACCOUNT VALUE

     The value of your Contract in the Fixed Fund Account ("Fixed Fund Account Value") on any given Valuation Date will be equal to the sum of premium payments allocated to the Fixed Fund Account: (1) less any applicable premium tax; (2) plus accumulated interest; (3) plus any amounts transferred from the Variable Annuity Fund Accounts to the Fixed Fund Account; (4) less the Fixed Fund Account portion of any Contract Maintenance Charges; and (5) less any withdrawals or transfers of value.

VARIABLE ANNUITY FUND ACCOUNT VALUE

     The value of your Contract in each Variable Annuity Fund Account ("Variable Annuity Fund Account Value") on any given Valuation Date will equal the product of the number of Accumulation Units credited to that Account as of that Valuation Date multiplied by the value of the Account's Accumulation Unit ("Accumulation Unit Value") as of that date. A Variable Annuity Fund Account's Accumulation Unit Value will fluctuate and vary with the investment experience of the corresponding Fund.

     Accumulation Units are credited to a Variable Annuity Fund Account when you allocate premium payments or transfer amounts from other Variable Annuity Fund Accounts or the Fixed Fund Account to that particular Variable Annuity Fund Account. The number of Accumulation Units credited to a Variable Annuity Fund Account is determined by dividing the premium or other amount being credited to the Account by the Accumulation Unit Value for the Valuation Date as of which the premium or other amount is to be credited. In similar fashion, Accumulation Units are cancelled and your value in a Variable Annuity Fund Account is reduced by any amounts you have withdrawn or transferred from that Account, and by the portion of the Contract Maintenance Charge that is allocable to the Account.

     You may call our Service Office to receive a quotation of the daily Accumulation Unit Values credited to your Contract. The Accumulation Unit Value of each Variable Annuity Fund Account will be determined once each Valuation Date at the close of trading of the New York Stock Exchange, currently 4:00 p.m. New York time.

     Each Variable Annuity Fund Account's Accumulation Units are valued separately. Initially, the Accumulation Unit Value of each Variable Annuity Fund Account was set at $10, except for the Money Market Variable Annuity Fund Account, which was set at $1. Thereafter, the Accumulation Unit Value of a Variable Annuity Fund Account as of the end of any Valuation Period is calculated as one (1) multiplied by two (2) where:

(1) is the Accumulation Unit Value for the Account as of the end of the immediately preceding Valuation Period and

(2) is the net investment factor for the Valuation Period then ended.

NET INVESTMENT FACTOR

     The net investment factor ("NIF") is used to determine how the investment experience of a Fund affects the Accumulation Unit Value of the corresponding Variable Annuity Fund Account from one Valuation Period to the next Valuation Period. The NIF for each Variable Annuity Fund Account as of the end of any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result where:

(1) Is the net result of:

    (A) the net asset value per share of the corresponding Fund as of the end of the current Valuation Period;

    (B) plus the per share amount of any dividend or capital gain distributions made on the Fund shares held in the corresponding Variable Annuity Fund Accounts during the current Valuation Period;

    (C) plus or minus a per share credit or charge for that current Valuation Period for any decrease or increase, respectively, in any income taxes reserved that we determine has resulted from the investment operations of the particular Variable

                                      14A

Annuity Fund Account or any other taxes that are applicable to this Contract;

(2) Is the net asset value per share of the corresponding Fund at the beginning of the current Valuation Period; and

(3) Is a factor representing the mortality and expense risk and administrative expense charge. The annual charge is 1.15% (1.05% for the mortality and expense risk charge and 0.10% for the administrative expense charge).

Transfers and Withdrawals

Transfers

Subject to the restrictions below, you may transfer your Contract Value among the Fixed and Variable Annuity Fund Accounts. There is no charge for a transfer from a Variable Annuity Fund Account; however, transfers from the Fixed Fund Account may be subject to a substantial withdrawal charge. (See "The Fixed Fund Account Withdrawal Charge," above.) The following restrictions apply to all transfers.

(1)     Only six transfers may be made each Contract Year.

(2) The minimum amount of value that may be transferred from one Account to another Account is $100, or, if less, the total remaining Account balance.

(3) A Written or Telephone Request for a transfer must clearly state the amount to be transferred, the Fixed or Variable Annuity Fund Account from which it is to be withdrawn, and the Account to which it is to be credited.

(4) A transfer will result in either the redemption or purchase of Accumulation Units, or both; the transfer will be processed effective at the Accumulation Unit Value next computed on the Date of Receipt of the transfer request.

(5) We reserve the right at any time and without prior notice to terminate, suspend, or modify these transfer privileges.

Full and Partial Withdrawals

You may, at any time during the Accumulation Phase while the Annuitant is still living, make a full or partial withdrawal from your Contract. After the Annuity Date, withdrawals are not available other than through the Systematic Withdrawal Distribution Option. A full or partial withdrawal from a Variable Annuity Fund Account is not subject to any charge, except that the full $30 Contract Maintenance Charge will be deducted upon a full withdrawal of the Contract during a Contract Year. A full or partial withdrawal from the Fixed Fund Account, however, may be subject to a substantial withdrawal charge. (See "The Fixed Fund Account -- Fixed Fund Account Withdrawal Charge," above.)

To make full or partial withdrawal from your Contract, you must submit a Written or Telephone Request to our Service Office. In the case of a partial withdrawal, you should specify the Fixed and/or Variable Annuity Fund Accounts from which you wish the partial withdrawal to be made. If you do not specify the Variable Annuity Fund Accounts, the withdrawal will be taken pro-rata from your Contract Value in each Variable Annuity Fund Account. In connection with a partial withdrawal, the minimum amount that you may request for withdrawal from the Fixed Fund Account or a Variable Annuity Fund Account is $500, or, if less, the remaining balance in the Account.

Except as provided under "Postponement of Payments," below, within seven calendar days of the Date of Receipt of your Written or Telephone Request for full or partial withdrawal, we will pay you all or part of your Contract Value, as appropriate, as of the Date of Receipt, less any applicable charges. We reserve the right to defer the payment of a withdrawal from the Fixed Fund Account for up to six months from the Date of Receipt of the Written or Telephone Request at our Service Office.

Certain premature withdrawals may be subject to federal income tax and penalties. For a discussion of this and other tax implications, see "Tax Matters," below. The Owner should seek the advice of a tax adviser prior to making a withdrawal.

Charges and Deductions

Various charges and deductions are made from the Contract Values, the Separate Account, and the Funds, as described below.


Premium Taxes

Premium taxes or other similar assessments imposed by states, municipalities or other governmental entities will be charged against the Contracts. Premium taxes currently imposed by certain states range from 0% to 3.5%. The Company will deduct such charges from the Owner's Contract Value either when the premium payment is received or from the amount applied to effect an annuity at the time annuity payments commence, in accordance with applicable state law. The amount of any premium tax charge will depend on your state of residence. No amount charged for premium taxes is deductible by you for federal income tax purposes.

Contract Maintenance Charge

Beginning on the first anniversary of the Effective Date, and each Contract anniversary thereafter, we will deduct a charge of $30 from the Contract Value for Contract maintenance. This charge will apply only while the Contract is in the Accumulation Phase. We will pro-rate the charge among the Fixed and Variable Annuity Fund Accounts under the Contract. If the Contract is surrendered for the total Contract Value on a date other than a Contract anniversary date, the entire Contract Maintenance Charge for that year will be deducted. This charge will not be deducted from death bene-

                                      15A
fit proceeds on the death of an Owner or Annuitant, from a lump sum payment in lieu of annuitization, or upon termination due to insufficient Contract Value.

ADMINISTRATIVE EXPENSE CHARGE

     The Company assesses each Variable Annuity Fund Account a daily charge at an annualized rate of 0.10% of the average daily net assets of each Variable Annuity Fund Account. This charge, together with the Contract Maintenance Charge, is to reimburse the Company for the expenses it incurs in the establishment and maintenance of the Contracts and each Variable Annuity Fund Account. These expenses include, but are not limited to: preparation of the Contracts, confirmations, annual reports and statements, maintenance of the Owner's records, maintenance of the Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Owner servicing, and all accounting, valuation, regulatory and reporting requirements. The Company does not intend to profit from this charge, on average, over the period that the contracts are in force. This charge will be reduced to the extent that the amount of this charge is in excess of that necessary to reimburse the Company for its administrative expenses. Should this charge prove to be insufficient, the Company will not increase this charge (or the Contract Maintenance Charge) and will bear the loss.

MORTALITY AND EXPENSE RISK CHARGE

     To compensate it for assuming mortality and expense risks under the Contracts, the Company assesses each Variable Annuity Fund Account a daily charge at the annualized rate of 1.05% of the average daily net assets of each Variable Annuity Fund Account attributable to the Contracts. This charge consists of approximately 0.70% for mortality risks and 0.35% for expense risks. The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant in accordance with annuity rates guaranteed in the Contracts under distribution options that involve life contingencies. USAA Life will also assume a mortality risk by its contractual obligation to pay a death benefit upon the death of an Annuitant or Contract Owner prior to the Distribution Phase. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees and the costs of other services may exceed the amount recovered from the Contract Maintenance Charge and the Administrative Expense Charge. The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

     If the Mortality and Expense Risk Charge is insufficient to cover the actual costs associated with the Contracts, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects to profit from this charge.

INCOME TAXES

     The Company reserves the right to charge for federal income taxes that may be incurred by the Separate Account. This charge applies only to the Variable Annuity Fund Accounts under this Contract.

EXPENSES OF THE FUNDS

     The fees and expenses paid out of the assets of the Funds are described in detail in the accompanying prospectuses for the Funds.

TRANSFER FEE

     The Company does not charge a transfer fee for transfers among the Variable Annuity Fund Accounts, or for transfers from a Variable Annuity Fund Account to the Fixed Fund Account. Transfers from the Fixed Account to a Variable Annuity Fund Account, however, may be subject to a withdrawal charge. (See "Fixed Fund Account Withdrawal Charge," above.)

FIXED FUND ACCOUNT WITHDRAWAL CHARGE

     This charge is described under "Fixed Fund Account - Fixed Fund Account Withdrawal Charge." This charge does not apply to the Variable Annuity Fund Accounts.

Special Services
--------------------------------------------------------------------------------

DOLLAR COST AVERAGING PROGRAM

     During the Accumulation Phase, you may take advantage of our dollar cost averaging program ("Dollar Cost Averaging Program"). The Dollar Cost Averaging Program enables you to make regular, approximately equal investments over time in the Fixed Fund Account and/or one or more of the Variable Annuity Fund Accounts, by transferring a fixed dollar amount or a specified percentage at regular intervals from one or more Variable Annuity Fund Accounts under the Contract. Transfers from the Fixed Fund Account are not permitted in connection with the Dollar Cost Averaging Program.

     To begin the Dollar Cost Averaging Program, you must have at least $5,000 in the Variable Annuity Fund Account from which you intend to transfer Contract Value. The minimum amount that may be transferred is $100, or, if less, the remaining value of the Account. The transfers must be scheduled to occur over a period of at least 12 months at monthly, quarterly, or semi-annual intervals, as you elect.

     You may select this Program by submitting a Written Request to our Service Office or by Telephone Request. You may cancel your participation in this Program in the same manner.

     Transfers under the Dollar Cost Averaging Program will be processed effective at the Accumulation Unit Value at the end of the Valuation Period that includes the date of transfer. The

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

transfers made under the Dollar Cost Averaging Program do not count toward your limit of six transfers per Contract Year.

     We reserve the right to suspend, terminate or modify the offering of the Dollar Cost Averaging Program upon providing you written notice 30 days in advance. Should we suspend or terminate the Program, the suspension or cancellation will not affect any Contract as to which the Dollar Cost Averaging Program is already in effect.

SYSTEMATIC WITHDRAWAL PROGRAM

     You may participate in a systematic withdrawal program ("Systematic Withdrawal Program"), under which you may elect to withdraw pre-set amounts on an annual, semi-annual, quarterly, or monthly basis from the Fixed and/or Variable Annuity Fund Accounts under your Contract.

     The minimum amount of Contract Value you must have to begin a Systematic Withdrawal Program is $20,000. The minimum amount that can be withdrawn from the Fixed or a Variable Annuity Fund Account under this Program is $250, or, if less, the remainder of the Account. You may change the amount or frequency of the systematic withdrawal once in each Contract Year by submitting a Written or Telephone Request to our Service Office.

     Withdrawals will be processed effective at the Accumulation Unit Value at the end of the Valuation Period that includes the date of withdrawal. Withdrawals may be made pro rata from all Accounts under the Contract or the Owner may specify the Accounts from which the withdrawal will be made.

     You may select this Program by submitting a Written or Telephone Request to our Service Office. You may cancel your participation in this Program in the same manner.

     Systematic withdrawals from the Fixed Fund Account are subject to any Fixed Fund Account Withdrawal Charge that would apply to any other Fixed Fund Account withdrawal. (See "The Fixed Fund Account - Fixed Fund Account Withdrawal Charge.") We reserve the right to suspend, terminate or modify the offering of this Program during the Accumulation Phase of the Contract upon providing you written notice 30 days in advance. Should we suspend or terminate this Program, the suspension or cancellation will not affect any Contract as to which the Systematic Withdrawal Program is already in effect.

     Systematic withdrawals may be subject to federal income tax and penalties. (See "Tax Matters.") The Owner should seek the advice of a tax adviser prior to selecting a Systematic Withdrawal Program.

     Currently, there is no charge for systematic withdrawals, but the Company reserve the right to charge for this Program during the Accumulation Phase of the Contract. The Company does not intend to profit from any such charge.

AUTOMATIC PAYMENT PLAN

     You may establish an automatic payment plan ("Automatic Payment Plan") by completing the appropriate form. Call our Service Office to obtain the form and instructions. The Automatic Payment Plan is a program under which you may elect to pay a pre-set premium amount periodically from a checking or savings account. Under this Plan you authorize us to withdraw the pre-set premium amount automatically on a pre-determined periodic basis to invest in the Fixed Fund Account and/or one or more of the Variable Annuity Fund Accounts.

Distribution Phase
--------------------------------------------------------------------------------

     The Distribution Phase describes the period under the Contract during which the Annuitant or other payee will receive annuity payments, based on amounts accumulated under the Contract during the Accumulation Phase. The Company will make annuity payments pursuant to the distribution option ("Distribution Option") selected by the Contract Owner, beginning on the Annuity Date, described below, and will continue to make such payments for the period specified in the Distribution Option selected.

ANNUITY DATE

     The Annuity Date is the date that the Contract Owner selected on the Application. If this Contract is used as a Qualified Plan, the Annuity Date must not be later than the date required by federal income tax law. (See "Tax Matters.") If this Contract is used as a Nonqualified Plan, the Annuity Date may not be later than the Annuitant's 95th birthday. The Annuity Date also must be at least six months after the Effective Date, unless we choose to waive this requirement. The Contract Owner may change the Annuity Date selected by submitting a Written Request to our Service Office, which must be received at least 30 days prior to the Annuity Date.

APPLICATION OF CONTRACT VALUE

     We will apply your Contract Value as of the end of the Valuation Period immediately preceding the tenth day before the Annuity Date to the Distribution Option that you have selected. You may apply your Contract Value to provide: (a) Fixed Annuity Payments, (b) Variable Annuity Payments, (c) a combination of Fixed and Variable Annuity Payments, or (d) systematic withdrawals.

FIXED AND VARIABLE ANNUITY PAYMENTS

     A Fixed Annuity provides monthly payments in an amount guaranteed by the Company for a specified period of time. A Variable Annuity is similar to a Fixed Annuity, except that the amount of each payment is not guaranteed and will vary in accordance with the net investment experience of the Variable Annuity Fund Account to which all or part of the Contract Value has been applied.

     The minimum amount of the first monthly Fixed or Variable Annuity Payment for each $1,000 of Contract Value applied to

                                      17A
a Fixed or Variable Distribution Option is shown in the appropriate Annuity Payment Table in the Contract.

     The amount of each subsequent monthly Fixed Annuity Payment is fixed and specified by the terms of the Distribution Option selected. The amount of each subsequent Variable Annuity Payment will be equal to the product of (1) the number of Annuity Units of the Variable Annuity Fund Accounts funding the Variable Annuity Payment multiplied by (2) the values of those Annuity Units ("Annuity Unit Values"). The payments from each Variable Annuity Fund Account are then added to determine the total Variable Annuity Payment to be made to the Annuitant.

NUMBER OF ANNUITY UNITS - The number of Annuity Units of each Variable Annuity Fund Account under your Contract will depend on the amount of Contract Value that you have allocated to each Variable Annuity Fund Account. The Contract Value allocated to each Variable Annuity Fund Account that is applied to provide Variable Annuity Payments is converted to a number of Annuity Units for each Variable Annuity Fund Account by dividing the amount of the first Variable Annuity Payment by the Annuity Unit Value of the relevant Variable Fund Account as of the Valuation Period ending immediately prior to the tenth day before the Annuity Date. This results in a number of Annuity Units for each Variable Annuity Fund Account which thereafter remains constant.

ANNUITY UNIT VALUE - The Annuity Unit Value for each Variable Annuity Fund Account was established initially at $10 ($1 in the case of Money Market Variable Annuity Fund Account). Thereafter, the Annuity Unit Value of a Variable Annuity Fund Account as of the end of any Valuation Period is calculated by multiplying (1) by (2) and multiplying the result by (3) where:

(1) is the Annuity Unit Value for the Variable Annuity Fund Account as of the end of the immediately preceding Valuation Period;

(2) is the Net Investment Factor for the Valuation Period then ended (see "Accumulation Phase - Net Investment Factor); and

(3) is a factor used to adjust for the assumed interest rate of 3% per year used in the annuity payment tables used in the Contracts (but which is not applicable because the actual amount earned on the Variable Annuity Fund Account is credited instead).

     As a result of the foregoing computations, if the net investment return for a Variable Annuity Fund Account for any month is at an annual rate of more than 3%, any Variable Annuity Payment based on that Variable Annuity Fund Account will be greater than the Variable Annuity Payment based on that Account for the previous month. Conversely, if the net investment return for a Variable Annuity Fund Account for any month is at an annual rate of less than 3%, any Variable Annuity Payment based on that Variable Annuity Fund Account will be less than the Variable Annuity Payment based on that Account for the previous month.

DISTRIBUTION OPTIONS

     You may elect to receive annuity payments under any one or more of the Distribution Options listed below or any other option including a lump sum which you and the Company mutually agree upon in writing. The Company may, at its discretion, offer more favorable distribution option values based upon future interest rate and mortality assumptions.

     At least 30 days prior to the Annuity Date, you must inform us in writing which one of the Distribution Options you want to use to begin annuity payments, and whether you want your Contract Value to fund a Fixed Annuity, a Variable Annuity, a combination Fixed and Variable Annuity, or systematic withdrawals. Your Contract Value will then be applied to determine the amount of the annuity payment. Variable Annuity Payments can be provided from a maximum of four Variable Annuity Fund Accounts.

      Payments on a Fixed Annuity basis are available under Options 1 through 5. Payments on a Variable Annuity basis are available only under Options 1, 2 and
3. Option 6 provides for systematic withdrawals. You should be aware that, although Options 1, 2 and 3 are designed to provide annuity payments for life, electing these Options on a Variable Annuity basis involves investment risks. If the investment performance of the Funds you select is poor, the amount of future Annuity Payments could be reduced substantially or possibly altogether.

     No full or partial withdrawals are permitted under Options 1 through 5 subsequent to the Annuity Date.

     If you have not elected a Distribution Option at least 30 days prior to the Annuity Date, we will apply the Contract Value, less any applicable premium tax charge, under Distribution Option 2, with monthly payments guaranteed for 10 years. Fixed Fund Account Value will be applied to effect a Fixed Annuity. Variable Annuity Fund Account Value will be applied to effect a Variable Annuity with payments funded from each Variable Annuity Fund Account in the same proportion as each Account's value has to the total value of all Variable Annuity Fund Accounts under your Contract. We will apply your Contract Value as of the end of the Valuation Period immediately preceding the tenth day before the Annuity Date.

     If the Contract has been assigned, the amount due the assignee must be paid in a lump sum before any annuity payments can be determined and commence.

OPTION 1. INCOME PAYMENTS FOR LIFE - Under this option, the Company guarantees periodic payments as long as the Annuitant is alive. It is possible under this option for the Annuitant or other payee to receive only one annuity payment if the Annuitant died prior to the second annuity payment, since no minimum number of payments is guaranteed.

                                      18A

OPTION 2. INCOME PAYMENTS FOR LIFE WITH A CERTAIN PERIOD GUARANTEED - Under this option, the Company guarantees that payments will be made for a certain period of time even if the Annuitant dies before that period of time has expired.

OPTION 3. JOINT AND SURVIVOR LIFE INCOME - Under this option, the Company guarantees periodic payments as long as the Annuitant or the Joint Annuitant is alive. It is possible under this option for an Annuitant or other payee to receive only one annuity payment if both Annuitants die prior to the second annuity payment, since no minimum number of payments is guaranteed. If one of these persons dies before the Annuity Date, the election of this option is revoked, and the survivor becomes the sole Annuitant. The surviving Annuitant may elect to receive any one or more of the other Distribution Options available under the Contracts.

OPTION 4. INCOME FOR SPECIFIED PERIOD - If this option is selected, the Company will make periodic payments which are guaranteed for a specified period of time. This period of time is agreed upon before payments begin. This period of time cannot be longer than 30 years. The amount of each payment is the same and is established pursuant to an annuity payment table contained in the Contract.

OPTION 5. INCOME OF FIXED AMOUNT - If this option is selected, a sum of monetary value is transferred to the Company. In exchange, the Company agrees, pursuant to an annuity payment table contained in the Contract, to pay the specified amount of interest on the principal and to make periodic payments of a fixed dollar amount that is chosen as long as the principal and interest earnings last.

OPTION 6. SYSTEMATIC WITHDRAWALS - You may elect a series of substantially equal periodic payments made either monthly, quarterly, semi-annually or annually. These payments may be made over the life expectancy of the Annuitant or over a shorter period of time. You may change the amount or frequency of the systematic withdrawal once in each Contract Year. The minimum amount of Contract Value you must have to elect systematic withdrawal is $20,000. The minimum amount that can be withdrawn from an Account under this Contract is $250, or, if less, the remaining balance of the Account. To the extent that this Option 6 is selected, the systematic withdrawals are subject to the terms and conditions set forth under "Special Services - Systematic Withdrawal Program," above.

     If this Contract is used to fund a Qualified Plan and if distributions are required under federal income tax law, we offer a service to determine the minimum amount of distribution that must be taken each year. You may arrange with us to have this amount distributed by systematic withdrawal.

     Once annuity payments have begun, a distribution option may be commuted only if agreed to by the Company.

TRANSFERS OF ANNUITY UNITS

     After the Annuity Date, the Annuitant or other payee may transfer Annuity Units among the Variable Annuity Fund Accounts (up to a maximum of four Variable Annuity Fund Accounts), or from a Variable Annuity Fund Account to a Fixed Annuity under the same Distribution Option previously in effect. There is no charge for such transfers. Transfers may not be made from a Fixed Annuity to a Variable Annuity or to a new Distribution Option. The minimum amount that may be transferred from a Variable Annuity Fund Account is $100.

     Transfers from a Variable Annuity Fund Account to another Variable Annuity Fund Account or to a Fixed Annuity are subject to a limit of three per Contract Year during the Distribution Phase. There is no charge for such transfers. Once you have transferred Annuity Unit Value to the Fixed Fund Account, it is locked in and cannot be transferred out.

     We will generally process transfer requests using the Annuity Unit Value next computed on the Date of Receipt of the transfer request, which may be by Written or Telephone Request. If we receive a transfer request after the Valuation Period that immediately precedes the 10th day before an annuity payment date, the transfer will be effective at the Annuity Unit Value next computed on the Valuation Date immediately following the annuity payment date.

MINIMUM CONTRACT VALUE

     If at the time your Contract becomes payable, the Contract Value is less than $2,000 or would provide a monthly distribution payment of less than $20 per month, we may at our option cancel this Contract. In this event, we will pay the Annuitant the Contract Value in a lump sum and be released of any further obligations under the Contract.

Postponement of Payments
--------------------------------------------------------------------------------

     We will normally pay amounts withdrawn from a Contract within seven calendar days after our Date of Receipt of the Written or Telephone Request for withdrawal using the Fixed or Variable Annuity Fund Account Value as of that Date of Receipt. In addition, we will normally effect transfers of Contract Value among the Fixed and Variable Annuity Fund Accounts using the Fixed or Variable Annuity Fund Account Values as of the Date of Receipt of the Written or Telephone Request for transfer.

     However, we may not be able to determine the value of assets of the Variable Annuity Fund Accounts if: (1) the New York Stock Exchange is closed for other than customary

                                      19A
weekends and holidays; (2) trading on the New York Stock Exchange is restricted; or (3) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Separate Account or determine their value. In such cases, we may postpone the payment of withdrawal proceeds or defer acting upon a transfer request or any other transaction pertaining to the Separate Account. We may also postpone payments or defer such other transactions where the SEC, by order, permits us to do so for the protection of Contract Owners. In addition, requests for full or partial withdrawals that would be derived from a premium payment made to us by a check that has not cleared the banking system will be deferred, to the extent permitted by applicable law at the time, until payment of the check has been honored.

Death Benefits
--------------------------------------------------------------------------------

DEATH BENEFITS PRIOR TO THE ANNUITY DATE

     If the Annuitant is the Owner and dies before the Annuity Date, we will pay the death benefit to the Beneficiary. If the Owner is not the Annuitant and the Owner dies before the Annuity Date, we will pay a death benefit to the Annuitant, or the Beneficiary if the Annuitant does not survive the Owner. We must receive Proof of Death and a Written Request specifying the manner of payment before the death benefit will be paid.

     The death benefit is the greater of: (1) the Contract Value on the Date of Receipt of Proof of Death and any necessary instructions as to any Distribution Option chosen; or (2) the sum of the premium payments credited to the Contract, less the amount of any withdrawals and less any applicable premium tax.

     In lieu of receiving the death benefit in a lump sum, the Beneficiary or the Annuitant, if entitled, may choose a Distribution Option.

     In accordance with current federal income tax law, if the Owner dies before the Annuity Date, distribution of the Contract Value is required to be as follows.

(1) If the Owner and Annuitant are the same person and no Beneficiary was designated or survived the Owner, full distribution to the Owner's estate must occur within five years after the Owner's death.

(2) If the Owner and the Annuitant are the same person and the Beneficiary is the Owner's spouse, or if the Annuitant is the Owner's spouse, the spouse may: (a) assume ownership as the Annuitant and defer distribution until the Annuity Date, or (b) receive distributions over a period of time not exceeding the surviving spouse's life or life expectancy, in which case payments must begin within one year after the Owner's death.

(3) If the Owner and the Annuitant are the same person and the Beneficiary is not the Owner's spouse, then distribution must begin within one year after the Owner's death and must be made over a period of time not exceeding the life or life expectancy of the Beneficiary, or, in the alternative, full distribution must occur within five years after the Owner's death.

(4) If the Owner and the Annuitant are not the same person and the Annuitant is not the Owner's spouse, then distribution must begin within one year after the Owner's death and must be made over a period of time not exceeding the life or life expectancy of the Annuitant, or Beneficiary if the Annuitant does not survive the Owner, or, in the alternative, full distribution must occur within five years after the Owner's death.

     Federal income tax law imposes similar requirements for distributions following the death of an Owner of a Contract used as part of a Qualified Plan.

DEATH BENEFITS ON OR AFTER THE ANNUITY DATE

     In accordance with current federal income tax law, if the Owner is the Annuitant and dies on or after the Annuity Date, any payment that remains under the terms of the Contract must continue at least as rapidly as before the Annuitant's death. To the extent that the Distribution Option then in effect provides for any benefits following the Annuitant's death, the Beneficiary may:

(1) Continue to receive the same payments as the Annuitant; or

(2) If permitted under the Distribution Option in effect, receive higher payments, but over a shorter period of time, than the Annuitant was receiving; or

(3) If permitted under the Distribution Option in effect, take full distribution of the remaining value at the Annuitant's death.

Other Aspects of the Contract
--------------------------------------------------------------------------------

CONTRACT AGREEMENT

     The Contract and the Application form the entire agreement between you and the Company. We will consider statements in the Application to be representations and not warranties. Only an officer of the Company has authority to: (1) waive a provision of the Contract or (2) agree with the Owner to changes in the Contract; and then only in writing.

     We reserve the right to change the Contract in order to comply with all federal and state laws that apply to variable annuity contracts. This right shall include, but not be limited to, the right to conform the terms of the Contract to reflect any

                                      20A
changes in the federal tax laws so that the Contract will continue to qualify as an annuity contract thereunder.

CONTRACT OWNER

     The rights and privileges of the Contract belong to the Owner during the Annuitant's lifetime. The Owner is the Annuitant unless the Application designates a different Owner and we have approved. If the Owner and the Annuitant are different persons and the Owner dies either before or after the Annuity Date, then the rights and privileges of ownership will vest in the Annuitant, or the Beneficiary if the Annuitant does not survive the Owner. If the Annuitant is the Owner and dies, then the rights and privileges of ownership will vest in the Beneficiary.

CHANGE OF OWNERSHIP AND ASSIGNMENT

     You may transfer or assign ownership of the Contract, subject to legal restrictions. A request to transfer or assign ownership must be made in writing and be sent to our Service Office. An assignment is not effective until it is received by our Service Office. We are not responsible for determining the validity of an assignment.

ANNUITANT

     The Annuitant must be a natural person. The maximum age of the Annuitant on the Annuity Date is age 95. The Owner, by Written Request, may change the Annuitant at any time so long as such request is received by our Service Office at least 15 days prior to the Annuity Date. The change will be effective as of the Date of Receipt of the Written Request. If an Annuitant who is not the Owner predeceases the Owner prior to the Annuity Date, then the Beneficiary becomes the Annuitant, unless the Owner by Written Request designates another Annuitant. A Non-Owner Annuitant has no rights or privileges prior to the Annuity Date. When a Distribution Option involving life contingencies is elected, the amount payable as of the Annuity Date is based on the age and sex (where permissible) of the Annuitant, as well as the Distribution Option selected and the Contract Value.

BENEFICIARY

     The Beneficiary is the person or persons named in the Application who may be entitled to receive any Contract benefits that are provided upon the Owner's or the Annuitant's death. A contingent beneficiary may be named to receive the Contract benefits in the event the Beneficiary does not survive the Annuitant. If the Beneficiary dies while receiving annuity payments, any remaining payments due will be paid to the Beneficiary's estate.

     Unless otherwise provided, benefits will be paid as follows:

(1) If two or more Beneficiaries have been named, all benefits will be paid in equal shares to those living at the time of the Annuitant's death; and

(2) If no Beneficiary survives the Annuitant, payment will be made to the Annuitant's estate.

CHANGE OF BENEFICIARY

     The Owner, during the Annuitant's life, may change the Beneficiary. To make a change, written notice must be received by our Service Office. The change will take effect as of the date the Owner signs the request. If we make any payments before receiving the request to change the Beneficiary, we will receive credit against our obligations under the Contract.

Tax Matters
--------------------------------------------------------------------------------

     The following is a brief summary of the federal income tax consequences of the Contract. State and local income tax considerations, as well as estate tax, gift tax, and inheritance tax considerations may also be material. No one can be certain that the law or regulations will remain unchanged or that the IRS or courts will always agree as to how the tax laws or regulations are to be interpreted. This discussion is not intended as tax advice. We recommend that you consult with a professional adviser for your particular tax situation.

TAX CONSIDERATIONS RELATING TO YOUR ANNUITY

     Section 72 of the Internal Revenue Code of 1986, as amended ("Code") governs the taxation of annuities in general. Taxation of an annuity is largely dependent upon: (a) whether it is used in a retirement program eligible for special tax treatment under the Code, referred to as Qualified Plans; and (b) the status of the beneficial owner as either a natural or non-natural person when the annuity is used in connection with a Nonqualified Plan.

NATURAL PERSONS

     Natural persons are individuals. Increases in the Contract Value of an annuity when the Owner is a natural person generally are not taxed until a distribution occurs. Full or partial withdrawals and death benefit payments are examples of distributions during the Accumulation Phase, and annuity payments and lump sum distributions are examples of distributions during the Distribution Phase. Certain other transactions may also be deemed to be a distribution, e.g., loans and assignments. The provisions of Section 72 of the Code concerning these distributions are summarized briefly below.

NON-NATURAL PERSONS

     Non-natural persons include corporations, trusts and partnerships. Any increase during a tax year in the Contract Value of an annuity which is not used in a Qualified Plan eligible for special treatment under the Code is currently includible in the gross income of a non-natural person that is the Owner. There are exceptions to this rule if an annuity is held by: (a) a structured settlement company; (b) an employer with respect to a terminated pension plan;
(c) the

                                      21A
estate of a decedent by reason of the death of the decedent; or (d) certain entities other than employers, such as a trust holding an annuity as an agent for a natural person.

DISTRIBUTIONS DURING THE ACCUMULATION PHASE FROM NONQUALIFIED PLANS

     Distributions received during the Accumulation Phase are treated as being derived first from "income on the Contract" and includible in gross income. The amounts of the distribution exceeding income on the Contract are referred to as "investment in the Contract" and are not included in gross income. Income on the Contract for an annuity would be income earned on previous premium payments. Investment in the Contract is an amount equal to total premium payments paid for any annuity contract, less any previous distributions from such annuity Contract that were not included in gross income.

DISTRIBUTIONS DURING THE DISTRIBUTION PHASE FROM NONQUALIFIED PLANS

     The non-taxable portion of each annuity payment is determined by multiplying each annuity payment by the ratio that the investment in the Contract bears to (1) in the case of Fixed Annuity Payments, the total value of expected payments under the Contract, and (2) in the case of Variable Annuity Payments, the total number of annuity payments expected to be made for the term of the Distribution Phase. The balance of each payment is the taxable portion. The taxable portion, which is the income on the Contract, is taxed at ordinary income rates. Owners, Annuitants, and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distribution.

DISTRIBUTIONS FROM QUALIFIED PLANS

     Generally, if the employee does not have any cost basis for his or her interest in the Qualified Plan, each payment, regardless of the amount, is fully taxable as ordinary income, from both a fixed and variable annuity. An employee's cost basis in a Qualified Plan consists of any non-deductible contributions he or she has made to the Qualified Plan and any employer's contributions that have been taxed to him or her. When the employee has a cost basis for his or her interest in the Qualified Plan and the variable annuity starting date is after June 30, 1986, the payments are taxed under the annuity rules as they are expressly applied to variable payments. Thus, the amount excludable from the employee's gross income each year is determined by dividing his or her cost basis (adjusted for any refund or period-certain guaranteed) by the number of years in the payment period. If the annuity is payable for a life or lives, the payment period is determined by the use of IRS annuity tables. The computation for determining the amount excludable from the employee's gross income is very complex and the advice of competent tax counsel is highly recommended.

PENALTY ON DISTRIBUTIONS

     Subject to certain exceptions, any distributions either during the Accumulation or Distribution Phase from Nonqualified Plans are subject to a penalty equal to 10% of the amount includible in gross income. This penalty is not applied to certain distributions, including: (a) distributions made on or after the taxpayer's age 59 1/2; (b) distributions made on or after the death of the owner of the contract, or where the owner of the contract is not a natural person, the death of the annuitant; (c) distributions attributable to the taxpayer's becoming disabled; (d) distributions which are part of a scheduled series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and the taxpayer's beneficiary; (e) distributions of amounts that are allocable to investments in the contract made prior to August 14, 1982, and (f) payments under an immediate annuity as defined under
Section 72(u)(4) of the Code. Distributions from Qualified Plans are subject to a similar 10% penalty with exceptions.

     Any modification, other than by reason of death or disability, of distributions that is part of a scheduled series of substantially equal periodic payments as noted in (d) above, that occurred before the taxpayer's age 59 1/2 or within 5 years of the first of such scheduled payments, will result in requirements to pay the penalties that would have been due had (d) above not applied, plus interest for the deferral period. It is our understanding that the IRS does not consider a scheduled series of distributions to qualify under (d) above, if (as in the case of our Systematic Withdrawal Program) the owner of the annuity retains the right to modify such distributions at will, even if such right is not exercised.

MULTIPLE CONTRACTS

     Multiple contracts ("MCs") mean Nonqualified Plan annuity contracts that are issued within the same calendar year to the same owner by one company or its affiliates. MCs are treated as a single annuity contract for purposes of determining the tax consequences of any distribution during the Accumulation Phase. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributable amounts from the MCs.

FEDERAL INCOME TAX WITHHOLDING

     Section 3405 of the Code provides for federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with the Company.

     Effective January 1, 1993, certain distributions from Qualified Plans under
Section 401 or Section 403(b) of the Code, which are not directly rolled over or transferred to another eligible Qualified Plan, are subject to a mandatory 20% with-

                                      22A
holding for federal income tax. The 20% withholding requirement does not apply to: (a) distributions for the life or life expectancy of the participant, or joint and last survivor expectancy of the participant and a designated beneficiary; (b) distributions for a specified period of ten years or more; or
(c) distributions which are required as minimum distributions.

ASSIGNMENTS

     Any Assignment of all or any portion of the Contract Value before the Annuity Date is treated as a distribution subject to taxation under the distribution rules set forth above. Any gain in the Contract Value subsequent to the assignment while such assignment remains in effect is treated as income on the Contract in the year in which it is earned.

TAX-FREE EXCHANGES

     Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of an annuity contract for an annuity contract. This Section applies only if the annuity contracts exchanged relate to the same owner. A variable annuity contract is included within the meaning of an annuity contract under this section of the Code. An owner who makes a fully tax-free exchange of annuity contracts has the same basis in the new annuity contract as in the old annuity contract.

TRANSFERS BETWEEN INVESTMENT OPTIONS

     Currently, transfers between investment options are not subject to federal income taxation.

GENERATION-SKIPPING TRANSFERS

     Under Section 2601 of the Code, certain taxes may be due when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. These taxes tend to apply to transfers of significantly large dollar amounts. We may be required to determine whether a transaction must be treated as a "direct skip" as defined in the Code and the amount of the resulting tax. If required, we will deduct from your Contract, or from any applicable payment to be treated as a direct skip, any amount we are required to pay as a result of the transaction.

DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of the Contracts. The Code provides that a Nonqualified Plan variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Owner with respect to the income on the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     Treasury Regulation 1.817-5, which established diversification requirements for the investment funds underlying variable contracts, amplifies the diversification requirements for variable contracts set forth in the Code and provides an alternative to the safe harbor provision described above. Under the regulation, an investment fund will be deemed adequately diversified if: [a] no more than 55% of the value of the total assets of the fund is represented by any one investment; [b] no more than 70% of the value of the total assets of the Fund is represented by any two investments; [c] no more than 80% of the value of the total assets of the Fund is represented by any three investments; and [d] no more than 90% of the value of the total assets of the Fund is represented by any four investments.

     The Code provides that, for purposes of determining whether or not diversification standards imposed on the underlying funds of variable contracts by Section 817(h) of the Code have been met, each United States government agency or instrumentality shall be treated as a separate issuer.

     The Company intends that all Funds of the Trust underlying the Contracts will be managed by their Adviser in such a manner as to comply with these diversification requirements. The Advisers to the Scudder Fund and the Alger Fund have advised us that they intend that those Funds also be so managed.

CONTRACT OWNER CONTROL

     The Treasury Department has indicated that it may issue guidelines under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the Contract has excessive control over the investment funds underlying the contract. An example of excessive control would be the ability to transfer values among Variable Annuity Fund Accounts with only limited restrictions. The issuance of such guidelines may require the Company to impose limitations on the Owner's right to control the investment. It is not known whether any such guidelines would have a retroactive effect.

QUALIFIED PLANS

     There are various types of Qualified Plans for which the Contract may be suitable. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the Qualified Plan, or of provisions of law applicable to Qualified Plans, regardless of the terms and conditions of the Contracts

                                      23A
issued pursuant to the Qualified Plan. Set out below is a general description of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have different applications, depending on individual facts and circumstances. Before purchasing a Contract for use in funding a Qualified Plan, you should obtain competent tax advice, both as to the tax treatment and suitability of such an investment. Optional annuity benefits provided under an employer's Qualified Plan may not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with employer sponsored Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex.

Types of Qualified Retirement Plans
--------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ANNUITY ("IRA")

     Individuals who are eligible may maintain an IRA. Subject to limitations, contribution of certain amounts up to $2,000 for an employed individual may be deductible from gross income. Purchasers of IRAs are to receive a special disclosure document, which describes in detail the limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and other Qualified Plans may be rolled over or transferred into an IRA on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION-INDIVIDUAL RETIREMENT ANNUITY ("SEP-IRA")

      A SEP-IRA is a type of tax-deductible retirement plan, available to both incorporated and unincorporated businesses. Ease of administration, a characteristic not normally associated with qualified retirement plans, sets the SEP-IRA apart. The SEP-IRA also offers most of the same tax incentives available through a traditional pension or profit-sharing plan. With a SEP-IRA, each plan participant establishes an IRA. The employer puts the plan into effect by completing IRS Form 5305-SEP and makes tax-deductible payments to each participant's IRA. Currently, the maximum SEP-IRA payment on behalf of any one employee in a calendar year is 15% of the employee's compensation, or $22,500, whichever is less. The SEP-IRA is suited for a small business because it is a simple, economical plan for both the employer and employees.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION-INDIVIDUAL RETIREMENT ANNUITY ("SARSEP-IRA")

     A SARSEP-IRA is a tax-deductible retirement plan designed to encourage small companies and their employees to begin planning for their retirement. It offers the same tax incentives available through a regular SEP-IRA plan, pension and profit sharing plans. While SEP-IRA plans allow only employer contributions, SARSEP-IRA plans also allow voluntary contributions by employees through a salary reduction plan.

TAX-SHELTERED ANNUITY ("TSA")

     Section 403(b) of the Code permits the purchase of TSAs by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the TSA is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. (Information about taking a loan against a TSA Contract is described in detail in the SAI.)

     Distributions of amounts contributed to a TSA contract are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon).

TEXAS OPTIONAL RETIREMENT PROGRAM ("ORP")

     The ORP is a deferred contribution plan available to certain employees of Texas institutions of higher education. An ORP is an individualized plan in which each participant selects investments through various companies offering a variety of investment products such as annuity contracts and mutual fund investments. Since participants manage their own personal investment accounts, ORP entails more individual risks and responsibility than other Qualified Plans. Benefits are a direct result of the amounts contributed and the return on investments made by each participant. Upon termination from Texas public higher education employment, ORP participants who have more than one year of participation in the ORP retain control over all investments, both employee and employer contributions. In the case of participants with one year or less of participation in the ORP, employer contributions must be returned to the institution. THEREFORE, DURING YOUR FIRST YEAR OF PARTICIPATION IN THE ORP, YOUR EMPLOYER'S CONTRIBUTIONS WILL BE INVESTED IN THE FIXED FUND ACCOUNT. AFTER THE FIRST YEAR, EMPLOYER CONTRIBUTIONS CAN BE MAINTAINED IN THE FIXED FUND ACCOUNT OR TRANSFERRED TO ANY OF THE VARIABLE ANNUITY FUND ACCOUNTS, SUBJECT TO OUR GENERALLY APPLICABLE RULES FOR TRANSFERS.

     Certain redemption restrictions apply to Contracts issued under the ORP. With respect to Contracts issued under the ORP, state law provides that withdrawal benefits are available only if the participant obtains the age of 70 1/2 years or termi-

                                      24A
nates participation in the ORP because of death, retirement, including disability retirement, or terminating employment in all public institutions of higher learning in Texas. Under Texas law a participant may not transfer ownership of an ORP plan unless under a qualified domestic relations order issued by a court having appropriate jurisdiction. The value of such Contracts may, however, be transferred to other Contracts or other carriers during participation in these retirement programs, subject to any charges that would apply in the case of any other surrender of the Contract. Appropriate disclosure regarding the restrictions on redemption imposed by the ORP will also be found in sales materials accompanying this Prospectus. On the Application, there will be a statement you will be required to sign acknowledging that you have read the restrictions on redemption imposed by the ORP.

     ALL QUALIFIED PLANS REFERENCED IN THIS PROSPECTUS INCLUDE SPECIAL PROVISIONS CHANGING OR RESTRICTING CERTAIN RIGHTS AND BENEFITS OTHERWISE AVAILABLE TO NONQUALIFIED PLANS FUNDED BY THE CONTRACT. YOU SHOULD CAREFULLY READ YOUR CONTRACT, RIDERS AND ENDORSEMENTS TO REVIEW ANY SUCH CHANGES OR LIMITATIONS. ADDITIONAL CHANGES AND LIMITATIONS MAY APPEAR IN ANY OTHER QUALIFIED PLAN DOCUMENTS OR IN LAWS OR REGULATIONS APPLICABLE TO QUALIFIED PLANS. THE CHANGES AND LIMITATIONS MAY INCLUDE: RESTRICTIONS ON OWNERSHIP, TRANSFERABILITY, ASSIGNABILITY, CONTRIBUTIONS, DISTRIBUTIONS, AS WELL AS REDUCTIONS TO THE MINIMUM ALLOWABLE PREMIUM PAYMENT FOR AN ANNUITY CONTRACT AND ANY SUBSEQUENT ANNUITY YOU MAY PURCHASE FOR USE AS A QUALIFIED PLAN. ADDITIONALLY, VARIOUS PENALTY AND EXCISE TAXES MAY APPLY TO CONTRIBUTIONS OR DISTRIBUTIONS MADE IN VIOLATION OF APPLICABLE LIMITATIONS.

Legal Proceedings
--------------------------------------------------------------------------------

     As of the date of this Prospectus, there are no legal proceedings to which the Company, the Separate Account or the Distributor is a party except for routine litigation which the Company does not believe is relevant to the Contracts offered by this Prospectus.

Annual Statements and Reports
--------------------------------------------------------------------------------

     At least once each Contract Year, we will send you a statement for the Contract, which will provide you with information concerning your Contract Value. It will include information concerning the number of Accumulation Units credited to your Contract for each Variable Annuity Fund Account and the dollar value of the Accumulation Units, as of a date not more than two months prior to the date of mailing of the statement. We may, at our discretion, send you a statement more frequently. As required by federal and state law, we will also send you semi-annual reports for the Funds that correspond to the Variable Annuity Fund Accounts, semi-annual reports for the Separate Account, and any other information.

Administration of the Contracts
--------------------------------------------------------------------------------

     While the Company has overall responsibility for administration of the Contracts, it has retained the services of Vantage Computer Systems, Inc. (referred to throughout this Prospectus as our "Service Office") pursuant to a Third Party Administration Agreement (the "TPA Agreement"). Such administrative services include issuance of the Contracts and maintenance of the required Owner's records. The Company pays all fees or charges incurred by the Service Office. The Service Office serves as a Third Party Administrator to various insurance companies offering both variable and fixed annuities and insurance contracts. The Company's ability to administer the Contracts could be affected temporarily should the Service Office elect to terminate the TPA Agreement.

TELEPHONE TRANSACTIONS

     Requests to change premium payment allocation, requests for withdrawals, and requests for transfers between Accounts may be made by Telephone Request. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not, will we be liable for any losses because of unauthorized or fraudulent instructions. Information will be obtained prior to any discussion regarding the Contract including: (1) USAA number or Contract number, (2) the name of the Owner, and (3) social security number of the Owner. If you are sending a Telephone Request by facsimile, telegraph, or other electronic transmission device, please include such identification information on such request. In addition, all telephone communications with an Owner which concern purchases, redemptions or transfers are recorded, and confirmations of all transactions are sent to the Owner's address. We may modify, suspend or discontinue this telephone transaction privilege at any time without prior notice. The number for telephone transactions is 1-800-531-4265. In times of heavy usage you may have difficulty making a Telephone Request. You may assure your transaction by submitting a Written Request. All Written Requests will be processed on the Date of Receipt.

Owner Inquiries
--------------------------------------------------------------------------------

     Inquiries concerning your Contract should be addressed to USAA Life at our Service Office, 301 W. 11th Street, Kansas City, Missouri 64105, or made by calling 1-800-531-4265.

Performance Information
--------------------------------------------------------------------------------

YIELD AND TOTAL RETURN

     From time to time, the Separate Account may advertise the yields and total returns of its Variable Annuity Fund Accounts. These figures will be based on historical results and are not intended to indicate future performance. The "yield" of a Variable Annuity Fund Account refers to the

                                      25A
income generated by an investment in the Variable Annuity Fund Account over the period specified in the advertisement, excluding realized and unrealized capital gains and losses in the corresponding Fund's investments. This income is then "annualized" and shown as a percentage of the investment. The Separate Account also may advertise the "effective yield" of the Money Market Variable Annuity Fund Account, which is calculated similarly but, when annualized, the income earned by an investment in the Variable Annuity Fund Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The "total return" of a Variable Annuity Fund Account is the total change in value of an investment in the Variable Annuity Fund Account over a period of time specified in the advertisement. "Average annual total return" is the rate of return that would produce that change in value over the specified period, if compounded annually. "Cumulative total return" is the total return over the entire specified period, expressed as a percentage.

Neither yield nor total return figures reflect deductions for premium taxes, since most states do not impose such taxes.

Performance Comparisons

The Separate Account's performance reported from time to time in advertisements and sales literature may be compared to generally accepted indices or analysis such as those provided by Lipper Analytical Services, Inc., Standard & Poor's Corporation and Dow Jones. Performance ratings reported periodically in financial publications such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal may also be used. For more information, see the Statement of Additional Information.


Variable Annuity Fund Account Performance

The investment performance information for each Variable Annuity Fund
Account will generally reflect the investment performance of the corresponding Fund. Table I below shows the average annual total return of each Variable Annuity Fund from February 6, 1995 (commencement of operations) through November 30, 1995. The average annual total return figures are computed generally in accordance with a formula prescribed by the SEC, except that the figures are not annualized because the performance shown is for a period of less than one year. As a result, the figures also reflect the cumulative total returns of each Variable Annuity Fund Account for the period indicated.

Table II below shows hypothetical performance information for the Scudder VLIF Capital Growth Variable Annuity Fund Account and the Alger American Growth Variable Annuity Fund Account that is based on the actual historical performance of the corresponding Fund in which each Variable Annuity Fund Account invests. This information reflects all actual charges and deductions of these Funds and all Separate Account charges and deductions that hypothetically would have been made had the Separate Account been invested in these Funds for all of the periods indicated. No comparable hypothetical information is shown for the USAA Life Variable Annuity Fund Accounts, because the corresponding Funds in which they invest did not commence operations until 1995.

                                     26A-1

                                                                         TABLE I


AVERAGE ANNUAL TOTAL RETURN (THROUGH NOVEMBER 30, 1995)*


                                                              SINCE INCEPTION
NAME OF VARIABLE ANNUITY FUND ACCOUNT                           (2-6-95)**
-------------------------------------------------------------------------------
USAA Life Money Market Variable Annuity Fund Account               3.71%
-------------------------------------------------------------------------------
USAA Life Income Variable Annuity Fund Account                    15.82%
-------------------------------------------------------------------------------
USAA Life Growth and Income Variable Annuity Fund Account         23.24%
-------------------------------------------------------------------------------
USAA Life World Growth Variable Annuity Fund Account              16.58%
-------------------------------------------------------------------------------
USAA Life Diversified Assets Variable Annuity Fund Account        19.06%
-------------------------------------------------------------------------------
Scudder VLIF Capital Growth Variable Annuity Fund Account         26.21%
-------------------------------------------------------------------------------
Alger American Growth Variable Annuity Fund Account               32.88%
-------------------------------------------------------------------------------

--------
* Not Annualized.
**Date on which sales of the Variable Annuity commenced.


                                                                        TABLE II

HYPOTHETICAL HISTORICAL AVERAGE ANNUAL TOTAL RETURN (THROUGH NOVEMBER 30, 1995)


                                               SINCE     10 YEARS ENDED     5 YEARS ENDED     1 YEAR ENDED
NAME OF VARIABLE ANNUITY FUND ACCOUNT        INCEPTION*      11/30/95         11/30/95           11/30/95
----------------------------------------------------------------------------------------------------------
Scudder VLIF Capital Growth Variable
 Annuity Fund Account                             --          12.65%            15.59%            28.40%
----------------------------------------------------------------------------------------------------------
Alger American Growth Variable Annuity
 Fund Account                                  18.65%            --             21.65%            40.35%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

HYPOTHETICAL HISTORICAL CUMULATIVE TOTAL RETURN (THROUGH NOVEMBER 30, 1995)


                                               SINCE     10 YEARS ENDED     5 YEARS ENDED     1 YEAR ENDED
NAME OF VARIABLE ANNUITY FUND ACCOUNT        INCEPTION*      11/30/95         11/30/95           11/30/95
----------------------------------------------------------------------------------------------------------
Scudder VLIF Capital Growth Variable
 Annuity Fund Account                             --         229.09%           106.35%            28.40%
----------------------------------------------------------------------------------------------------------
Alger American Growth Variable Annuity
 Fund Account                                 224.89%            --            166.42%            40.35%
----------------------------------------------------------------------------------------------------------

------------------
*  The inception dates of the corresponding Funds used for purposes of this illustration were as follows:

   Scudder VLIF Capital Growth Portfolio                         July 16, 1985
   Alger American Growth Portfolio                               January 9, 1989


                                     27A-2

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares accumulations attributable to premium payments to (1) Contracts purchased with pre-tax dollars under a tax-favored Qualified Plan, (2) Nonqualified Contracts purchased with after-tax dollars and (3)Taxable investments.

Tax-Deferred Accumulation


                            [ARTWORK APPEARS HERE]


Qualified Retirement Plan   Nonqualified Retirement Plan   Taxable Investment

--------------------------------------------------------------------------------
This hypothetical chart compares the results of investing an initial premium of $1000 and additional after-tax contributions of $100 at the beginning of each month during the Accumulation Period ($1388.89 and $138.89, respectively, for the Qualified Plans because contributions are before tax). It also assumes a 28% tax rate and a 10% rate of return and reflects the deduction of fees and charges under Qualified and Nonqualified Plan Contracts. The dotted lines represent the amounts remaining after withdrawal and payment of applicable taxes. An additional 10% tax penalty may apply to withdrawals before age 59 1/2 from Qualified and Nonqualified Retirement Plans.
--------------------------------------------------------------------------------

     Unlike taxable investments, contributions to tax-favored Qualified Plans and Nonqualified Plan Contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-favored Qualified Plans ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

     To further illustrate the advantages of tax-deferred savings using a 28% federal tax bracket, an annual fixed yield (before the deduction of any fees or charges) of 10% under a tax-favored Qualified Plan in which tax savings were reinvested has an equivalent annual fixed yield of 13.9% under a conventional savings program. The 10% yield on the tax-favored Qualified Plans would be reduced by the assumed impact of income taxes upon withdrawal. The amount of this reduction in yield will vary depending upon the timing of withdrawals. The previous chart shows the actual after-tax amounts that would be received upon full withdrawal at the end of the periods shown.

     As indicated above, contributions to tax-favored Qualified Plans are not subject to federal income tax unless and until withdrawn. Accumulation under tax-favored Qualified Plans are generally not required to be withdrawn until age 70 1/2. There may be restrictions on withdrawals of certain types of contributions until age 59 1/2, separation from service, death, disability or hardship. Withdrawals before age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax, but withdrawals may be eligible for total or partial rollover to an IRA or another retirement program.

     By taking into account the current deferral of taxes, these contributions to tax-favored Qualified Plans increase the amount available for savings by decreasing the relative current out-of-pocket cost of the investment.

                                      28A

--------------------------------------------------------------------------------
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      A Statement of Additional Information (the "SAI"), dated May 1, 1995, is incorporated by reference into this Prospectus and will be provided on request and without charge.

FOR A COPY CALL 1-800-531-8000 OR WRITE THE COMPANY AT:

USAA Life Insurance Company
9800 Fredericksburg Road
San Antonio, Texas 78288

--------------------------------------------------------------------------------
THE FOLLOWING ARE THE CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION:

GENERAL INFORMATION

DISTRIBUTOR

SAFEKEEPING OF THE ASSETS OF THE SEPARATE
     ACCOUNT

REGULATION AND RESERVES

SERVICES

TAX-SHELTERED ANNUITY LOANS

TERMS OF EXEMPTIVE RELIEF IN CONNECTION WITH
     MORTALITY AND EXPENSE RISK CHARGE

INDEPENDENT AUDITORS

LEGAL MATTERS

CALCULATION OF PERFORMANCE INFORMATION
            Money Market Variable Fund Account
            Other Variable Fund Accounts

ANNUITY PAYMENTS
            Gender of Annuitant
            Misstatement of Age or Sex and Other Errors
            Annuity Unit Value

FINANCIAL STATEMENTS

                                      29A